Exhibit 10.6

                               FOURTH AMENDMENT TO

                              REDEMPTION AGREEMENT



This Fourth Amendment to Redemption Agreement is entered into this 12th day of July, 1999, by and between DEBORA BAINBRIDGE PHILLIPS (the "Seller"), SPECTRUM NATURALS, INC., a California corporation (the "Corporation") and Jethren Phillips.

     WHEREAS, the Seller and the Corporation entered into that certain Redemption Agreement (the "Redemption Agreement") dated November 1, 1996, as amended by the First Amendment to Redemption Agreement, the Second Amendment to Redemption Agreement and the Third Amendment to Redemption Agreement between the parties, and a related Promissory Note in the principal amount of $1,621,716; and

     WHEREAS, the Seller and the Corporation wish to confirm for the benefit of the California Economic Development Lending Initiative (the "Lender") as the lender to the Corporation, that amounts due under the Promissory Note are subordinate to certain indebtedness of the Corporation to the Lender;

     NOW, THEREFORE, the Redemption Agreement is further amended to add the following statement:

     The Promissory Note and the Corporation's obligations to pay thereunder shall at all times be subject to and subordinate to, any terms and conditions of payment imposed by the Lender, but only as to the aggregate levels of indebtedness currently provided for (whether or not currently drawn down) under the lending agreements between the Corporation and the Lender.


SELLER                                               CORPORATION

                                                     Spectrum Naturals, Inc.


/s/ Debora Bainbridge Phillips                  By:  /s/ Jethren Phillips
------------------------------                       ---------------------------
Debora Bainbridge Phillips


                                                    /s/ Jethren Phillips
                                                    ----------------------------
                                                       Jethren Phillips